SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

|X|   Filed by the Registrant     Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |X|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |_|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CTI INDUSTRIES CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|X|   No Fee Required

                           CTI INDUSTRIES CORPORATION
                             22160 North Pepper Road
                           Barrington, Illinois 60010

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                           BE HELD ON OCTOBER 1, 2004

To: Shareholders of CTI Industries Corporation

      The annual meeting of the shareholders of CTI Industries Corporation will be held at The Holiday Inn Crystal Lake, 800 South Route 31, Crystal Lake, Illinois 60014, on Friday, October 1, 2004, at 10:00 a.m., Central Daylight Savings Time, for the following purposes:

      1. To elect 7 directors to hold office during the year following the annual meeting or until their successors are elected (Item No. 1 on proxy card);

      2. To approve the issuance of 1,400,375 additional shares of the Corporation's common stock in connection with a Standby Equity Distribution Agreement between the Corporation and Cornell Capital Partners, L.P. (Item No. 2 on the proxy card);

      3. To ratify the appointment of Eisner, LLP as auditors of the Corporation for 2004 (Item No. 3 on proxy card); and

      4. To transact such other business as may properly come before the meeting.

      The close of business on August 6, 2004, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

      BY ORDER OF THE BOARD OF DIRECTORS


August 13, 2004                                    -----------------------------
                                                   Stephen M. Merrick, Secretary

                             YOUR VOTE IS IMPORTANT

            It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope. Your proxy may be revoked by you at any time before it has been voted.

                           CTI INDUSTRIES CORPORATION
                             22160 North Pepper Road
                           Barrington, Illinois 60010

                                 PROXY STATEMENT

Information Concerning the Solicitation

      This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting (the "Annual Meeting") of CTI Industries Corporation (the "Company"), an Illinois corporation, to be held at 10:00 a.m. Central Daylight Savings Time on Friday, October 1, 2004, at The Holiday Inn Crystal Lake, 800 South Route 31, Crystal Lake, Illinois 60014. The proxy materials are being mailed to shareholders of record at the close of business on August 6, 2004.

      The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company.

      The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Quorum and Voting

      Only shareholders of record at the close of business on August 6, 2004 are entitled to vote at the Annual Meeting. On that day, there were 1,954,100 shares of Common Stock outstanding. Each share has one vote. A simple majority of the outstanding shares of Common Stock is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. The Company's Articles of Incorporation grants the holders of Common Stock the right to elect up to seven total directors, and seven directors will be elected by the Company's Common Stockholders at this meeting. The Common Stock does not possess cumulative voting rights, and the election of directors will be by the vote of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting. Approval of the issuance of shares of the Company's Common Stock under a Standby Equity Distribution Agreement and the ratification of auditors will require the vote of a simple majority of the shares of Common Stock present at the Annual Meeting by person or proxy. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining shares outstanding for purposes of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the meeting.

      A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of the Company in writing. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" the nominees for directors contained in these proxy materials, "FOR" proposal 2, "FOR" proposal 3 and "FOR" proposal 4.

Stock Ownership by Management and Others

      The following table provides information concerning the beneficial ownership of the Company's common stock by each director and nominee for director, certain executive officers, and by all directors and officers of the Company as a group as of July 15, 2004. In addition, the table provides information concerning the beneficial owners known to the Company to hold more than 5 percent of the outstanding common stock of the Company as of July 15, 2004.

                                                           Shares of Common Stock    Percent of
Name and Address (1)                                       Beneficially Owned (2)    Common Stock
--------------------                                       ----------------------    ------------

John H. Schwan                                               642,237(3)              29.8%(4)
Stephen M. Merrick                                           525,758(5)              25.1%(4)
Howard W. Schwan                                             178,904(6)               9.0%(4)
Brent Anderson                                                42,795(7)               2.1%
Samuel Komar                                                  24,879(8)               1.3%
Mark Van Dyke                                                 23,809(9)               1.2%
Timothy Patterson                                              5,000(10)
Stanley M. Brown
  1140 Larkin
  Wheeling, IL 60090                                          11,250(11)                *
Bret Tayne
  6834 N. Kostner Avenue
  Lincolnwood, IL 60712                                        9,923(12)                *
Michael Avramovich
  70 W. Madison Street, Suite 1400
  Chicago, IL 60602                                                0                    *
John Collins (Director Nominee)
  262 Pine Street
  Deerfield, IL 60015                                              0                    *

All Current Directors and Executive Officers as a group
(10 persons)                                               1,464,555                 59.4%(4)

----------
*     Less than one percent

(1) Except as otherwise indicated, the address of each stockholder listed above is c/o CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010.

                       (footnotes continued on next page)

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3) Includes warrants to purchase up to 79,364 shares of Common Stock at $1.50 per share, warrants to purchase up to 93,000 shares of Common Stock at $4.87 per share, options to purchase up to 23,810 shares of Common Stock at $2.08 per share granted under the Company's 1999 Stock Option Plan and options to purchase up to 5,952 shares of Common Stock at $2.55 per share granted under the Company's 2002 Stock Option Plan. Also includes indirect beneficial ownership of 130,821 shares of Common Stock through shares owned through CTI Investors, L.L.C. See "Board of Directors Affiliations and Related Transactions."

(4) Assumes the exercise of all warrants and options owned by the named person into shares of Common Stock and all shares of Common Stock beneficially owned by the named person through CTI Investors, L.L.C.

(5) Includes warrants to purchase up to 39,683 shares of Common Stock at $1.50 per share, warrants to purchase up to 70,000 shares of Common Stock at $4.87 per share, options to purchase up to 23,810 shares of Common Stock at $2.08 per share granted under the Company's 1999 Stock Option Plan and options to purchase up to 5,952 shares of Common Stock at $2.55 per share granted under the Company's 2002 Stock Option Plan. Also includes indirect beneficial ownership of 87,214 shares of Common Stock through shares owned through CTI Investors, L.L.C. See "Board of Directors Affiliations and Related Transactions."

(6) Includes options to purchase up to 15,873 shares of Common Stock at $6.30 per share granted under the Company's 1997 Stock Option Plan, options to purchase up to 23,810 shares of Common Stock at $1.89 per share granted under the Company's 1999 Stock Option Plan and options to purchase up to 14,285 shares of Common Stock at $2.31 per share granted under the Company's 2002 Stock Option Plan. Also includes indirect beneficial ownership of 65,410 shares of Common Stock through shares owned through CTI Investors, L.L.C. See "Board of Directors Affiliations and Related Transactions."

(7) Includes options to purchase up to 4,761 shares of Common Stock at $6.30 per share granted under the Company's 1997 Stock Option Plan, options to purchase up to 17,857 shares of Common Stock at $1.47 per share, granted under the Company's 2001 Stock Option Plan and options to purchase up to 8,928 shares of Common Stock at $2.31 per share granted under the Company's 2002 Stock Option Plan.

                       (footnotes continued on next page)

(8) Includes options to purchase up to 4,761 shares of Common Stock at $6.30 per share granted under the Company's 1997 Stock Option Plan, options to purchase up to 7,976 shares of Common Stock at $1.89 per share granted under the Company's 1999 Stock Option Plan, options to purchase up to 11,904 shares of Common Stock at $1.47 per share granted under the Company's 2001 Stock Option Plan, and 238 shares of Common Stock held by immediate family members.

(9) Includes options to purchase up to 23,809 shares of Common Stock at $1.47 per share granted under the Company's 2001 Stock Option Plan.

(10) Includes options to purchase up to 5,000 shares of Common Stock at $2.26 per share granted under the Company's 2002 Stock Option Plan.

(11) Includes options to purchase up to 1,984 shares of Common Stock at $6.30 per share and options to purchase up to 1,984 shares of Common Stock at $10.08 per share, both granted under the Company's 1997 Stock Option Plan, options to purchase up to 3,571 shares of Common Stock at $1.89 per share granted under the Company's 1999 Stock Option Plan and options to purchase up to 2,976 shares of Common Stock at $2.31 per share granted under the Company's 2002 Stock Option Plan.

(12) Includes options to purchase up to 1,984 shares of Common Stock at $6.30 per share granted under the Company's 1997 Stock Option Plan, options to purchase up to 3,571 shares of Common Stock at $1.89 per share granted under the Company's 1999 Stock Option Plan and options to purchase up to 2,976 shares of Common Stock at $2.31 per share granted under the Company's 2002 Stock Option Plan.

PROPOSAL ONE - ELECTION OF DIRECTORS

      Seven directors will be elected at the Annual Meeting to serve for one-year terms expiring on the date of the Annual Meeting in 2005. All directors will be elected by holders of the Company's Common Stock. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL OF THE NOMINEES

Information Concerning Nominees

      The following is information concerning nominees for election as directors of the Company as of July 15, 2004. Messrs. John Schwan, Howard Schwan, Merrick, Brown, Tayne and Avramovich are presently directors of the Company.

      JOHN H. SCHWAN, age 59, Chairman. Mr. Schwan has been an officer and director of the Company since January, 1996. Mr. Schwan has been the President and principal executive officer of Packaging Systems and affiliated companies for over the last 15 years. Mr. Schwan has over 20 years of general management experience, including manufacturing, marketing and sales. Mr. Schwan served in the U.S. Army Infantry in Vietnam from 1966 to 1969, where he attained the rank of First Lieutenant.

      HOWARD W. SCHWAN, age 49, President. Mr. Schwan has been associated with the Company for 21 years, principally in the management of the production and engineering operations of the Company. Mr. Schwan was appointed as Vice President of Manufacturing in November, 1990, was appointed as a director in January, 1996, and was appointed as President in June, 1997.

      John Schwan and Howard Schwan are brothers.

      STEPHEN M. MERRICK, age 62, Executive Vice President and Secretary. Mr. Merrick was President of the Company from January, 1996 to June, 1997 when he became Chief Executive Officer of the Company. In October, 1999, Mr. Merrick became Executive Vice President. Mr. Merrick is a principal of the law firm of Merrick & Klimek, P.C. of Chicago, Illinois and has been engaged in the practice of law for more than 35 years. Mr. Merrick is also Senior Vice President, Director and a member of the Management Committee of Reliv International, Inc. (NASDAQ), a manufacturer and direct marketer of nutritional supplements and food products.

      STANLEY M. BROWN, age 57, Director. Mr. Brown was appointed as a director of the Company in January, 1996. Since March, 1996, Mr. Brown has been President of Inn-Room Systems, Inc., a manufacturer and lessor of in-room vending systems for hotels. From 1968 to 1989, Mr. Brown was with the United States Navy as a naval aviator, achieving the rank of Captain.

      BRET TAYNE, age 45, Director. Mr. Tayne was appointed as a director of the Company in December, 1997. Mr. Tayne has been the President of Everede Tool Company, a manufacturer of industrial cutting tools, since January, 1992. Prior to that, Mr. Tayne was Executive Vice President of Unifin, a commercial finance company, since 1986. Mr. Tayne received a Bachelor of Science degree from Tufts University and an MBA from Northwestern University.

      MICHAEL AVRAMOVICH, age, 52, Director. Mr. Avramovich is a principal of the law firm of Avramovich & Associates, P.C. of Chicago, Illinois, and has been engaged in the practice of law for over 6 years. Prior to the practice of law, Mr. Avramovich was an Associate Professor of Accounting and Finance at National-Louis University in Chicago, Illinois. Mr. Avramovich has also worked in various financial accounting positions at Molex International, Inc. of Lisle, Illinois. Mr. Avramovich received a Bachelor of Arts degree in History and International Relations from North Park University, a Master of Management, Accounting and Information Systems, and Finance from Northwestern University, a Juris Doctorate from the John Marshall Law School and an L.L.M. in International and Corporate Law from Georgetown University Law Center.

      JOHN I. COLLINS, age 44, Director Nominee. Mr. Collins is currently the Treasurer of the Illinois Credit Union Executives Society, and is a former member of the Chicago Federal Reserve Bank Advisory Group. Mr. Collins is also the Chief Administrative Officer and the former Chief Financial Officer of Mid-States Corporate Federal Credit Union ("MSCFCU"), a

$4.5 billion wholesale financial institution located in Warrenville, Illinois. Mr. Collins' responsibilities at MSCFCU have included all accounting, financial reporting, strategic planning, risk management, lending and data processing matters, as well as, more recently, working directly with MSCFCU's Chief Executive Officer in matters concerning MSCFCU's Board of Directors and Board Committee matters and administration, corporate governance and legal affairs. Prior to his affiliation with MSCFCU in 2001, Mr. Collins was employed as both a Controller and Chief Financial Officer by Great Lakes Credit Union ("GLCU"), a $350 million financial institution located in North Chicago, Illinois. During Mr. Collins tenure with GLCU from 1991 to 2001, and MSCFCU from 2001 to the present, Mr. Collins has experience working with audit committees, public accounting firms and regulatory agencies on an ongoing basis, has supervised principal accounting officers, and has had the responsibility of preparing audited financial statements, internal controls and financial reporting. Mr. Collins received a Bachelor of Arts degree in Economics, History and English from Ripon College, and a Masters in Business Administration from Emory University. Mr. Collins has also participated in the Kellogg Management Institute and the Consumer Marketing Strategy programs at Northwestern University on a post-graduate basis.

Executive Officers Other Than Nominees

      MARK VAN DYKE, age 54, Senior Vice President. Mr. Van Dyke rejoined the Company in August, 2001. Mr. Van Dyke has over 25 years experience in the balloon industry and was previously employed by the Company for 12 years. Prior to rejoining the Company, Mr. Van Dyke was employed by M&D Balloons, Inc. for eight years and became Executive Director of that Company.

      BRENT ANDERSON, age 37, Vice President of Manufacturing. Mr. Anderson has been employed by the Company since January, 1989, and has held a number of engineering positions with the Company including Plant Engineer and Plant Manager. Mr. Anderson was appointed Vice President of Manufacturing in June, 1997.

      SAMUEL KOMAR, age 47, Vice President of Sales. Mr. Komar has been employed by the Company since March of 1998, and was named Vice-President of Sales in September of 2001. Mr. Komar has worked in sales for 16 years, and prior to his employment with the Company, Mr. Komar was with Bob Gable & Associates, a manufacturer of sporting goods. Mr. Komar received a Bachelor of Science Degree in Sales and Marketing from Indiana University.

      TIMOTHY PATTERSON, age 43, Vice President of Finance and Administration. Mr. Patterson has been employed by the Company as Vice President of Finance and Administration since September, 2003. Prior to his employment with the Company, Mr. Patterson was Manager of Controllers for the Thermoforming group at Solo Cup Company for two years. Prior to that, Mr. Patterson was Manager of Corporate Accounting for Transilwrap Company for three years. Mr. Patterson received a Bachelor of Science degree in finance from Northern Illinois University and an MBA from the University of Illinois at Chicago.

Committees of the Board of Directors

      The Company's Board of Directors has standing Compensation and Audit Committees.

      During 2003, the Compensation Committee was composed of John H. Schwan, Stanley M. Brown and Bret Tayne. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation of officers and key employees of the Company. The Compensation Committee met one time during 2003.

      The Company does not have a standing nominating committee or committee performing similar functions. All of the independent directors of the Board of Directors of the Company participated in the nominating process and voted in favor of the nomination of the directors nominated for election at the annual meeting of shareholders to be held on October 1, 2004. The Company's Board of Directors intends to establish a nominating committee during 2004 in accordance with rules of the Securities and Exchange Commission and of the NASDAQ Stock Market.

      Audit Committee

      Since 2000, the Company has had a standing Audit Committee, which is presently composed of Mr. Tayne, Mr. Brown and Mr. Avramovich. Mr. Avramovich has been designated and is the Company's "Audit Committee Financial Expert" pursuant to paragraph (h)(1)(i)(A) of Item 401 of Regulation S-K of the Exchange Act. The Audit Committee held five meetings during fiscal year 2003, including quarterly meetings with management and independent auditors to discuss the Company's financial statements. Mr. Avramovich and each appointed member of the Audit Committee satisfies the definition of "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Company's Board of Directors has adopted a written charter for the Company's Audit Committee, a true and correct copy of which has been included as Exhibit A to this report. The Audit Committee reviews and makes recommendations to the Company about its financial reporting requirements. Information regarding the functions performed by the Committee is set forth in the "Report of the Audit Committee," as follows:

Report of the Audit Committee

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including but not limited to those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380). In addition, the Committee has discussed with the independent auditors the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

      The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K/A, Amendment No. 1 for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to future shareholder approval at the Company's 2004 annual meeting of shareholders, the selection of Eisner, LLP as the Company's independent auditors.

Bret Tayne, Audit Committee Chair
Stanley M. Brown, III, Audit Committee Member
Michael Avramovich, Audit Committee Member

      Executive Compensation

      The following table sets forth a summary of the compensation paid or accrued during the last three fiscal years by the Company to its President, Chief Executive Officer and any other officer who was an officer of the Company at December 31, 2003, and who received compensation in excess of $100,000 ("Named Executive Officers").

                           Summary Compensation Table
                                            Annual Compensation          Long Term Compensation
                                                                                       All Other
Name and Principal                          Salary       Other Annual    Underlying    Compensation
Position                           Year     $            Compensation    Options       ($)
---------------------------------------------------------------------------------------------------
Howard W. Schwan                   2003     $162,500     $5,520              --            --
President                          2002     $162,500     $8,100          14,285(1)     $1,925(5)
                                   2001     $150,000     $5,000              --        $1,765(5)

Mark Van Dyke                      2003     $125,000         --              --            --
Senior Vice President              2002     $123,100         --              --            --
                                   2001     $ 45,900         --          23,809(2)         --

Brent Anderson                     2003     $ 95,000         --              --            --
Vice President of Manufacturing    2002     $ 95,000         --           8,928(3)         --
                                   2001     $ 86,700         --          17,857(3)         --

Samuel Komar                       2003     $104,200         --              --            --
Vice President of Sales            2002     $104,200         --              --            --
                                   2001     $ 94,450         --          11,904(4)         --

                       (footnotes continued on next page)

(1) Stock options to purchase up to 14,285 shares of the Company's Common Stock at $2.31 per share, and stock options to purchase up to 23,809 shares of the Company's Common Stock at $1.89 per share.

(2) Stock options to purchase up to 23,809 shares of the Company's Common Stock at $1.47 per share.

(3) Stock options to purchase up to 8,928 shares of the Company's Common Stock at $2.31 per share, and stock options to purchase up to 17,857 shares of the Company's Common Stock at $1.47 per share.

(4) Stock options to purchase up to 11,904 shares of the Company's Common Stock at $1.47 per share.

(5) Company contribution to the Company's 401(k) Plan as a pre-tax salary deferral.

      The Company has never granted any stock appreciation rights. During the period from January 1, 1999 to December 31, 2003, there have been no awards or payments made for long-term incentive compensation (other than stock option and warrant grants) and there have been no restricted stock grants to any of the Named Executive Officers.

      Certain Named Executive Officers have received warrants to purchase Common Stock of the Company in connection with their guarantee of certain bank loans secured by the Company and in connection with their participation in a private offering of notes and warrants conducted by the Company. See "Board of Director Affiliations and Related Transactions" below. The following stock option grants were made to certain of the Company's executive officers in the fiscal year ending December 31, 2003:

                        Option Grants in Last Fiscal Year

                                Individual Grants
                    Number of
                    Securities  % of Total
                    Underlying  Options Granted
                    Options     to Employees in  Exercise Price
Name                Granted     Fiscal Year      ($/share)       Expiration Date
----                -------     -----------      ---------       ---------------

Timothy Patterson   5,000       71.4%            $2.26           2/3/2013

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                   Number of Securities
                     Shares                        Underlying Unexercised      Value of Unexercised In- the-
                     Acquired  on   Value          Options at Year End (#)     Money Options at Fiscal Year End
Name                 Exercise (#)   Realized ($)   Exercisable/Unexercisable   ($) Exercisable/Unexercisable
----                 ------------   ------------   -------------------------   -------------------------
John H. Schwan       0              0              29,762/0                    $  4,286/0(1)
Howard W. Schwan     0              0              53,968/0                    $  8,810/0(1)
Stephen M. Merrick   0              0              29,762/0                    $  4,286/0(1)
Mark Van Dyke        0              0              23,809/0                    $ 18,809/0(1)
Brent Anderson       0              0              31,546/0                    $ 14,107/0(1)
Samuel Komar         0              0              24,641/0                    $ 12,355/0(1)

----------
(1) The value of unexercised in-the-money options is based on the difference between the exercise price and the fair market value of the Company's Common Stock on December 31, 2003.

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board of Directors of the Company is composed of three members of the Board of Directors. The Compensation Committee is responsible for establishing the standards and philosophy of the Board of Directors regarding executive compensation, for reviewing and evaluating executive compensation and compensation programs, and for recommending levels of salary and other forms of compensation for executives of the Company to the Board of Directors. The full Board of Directors of the Company is responsible for setting and administering salaries, bonus payments and other compensation awards to executives of the Company.

      Compensation Philosophy

      The philosophy of the Compensation Committee, and of the Board of Directors of the Company, regarding executive compensation includes the following principal components:

            To attract and retain quality executive talent, which is regarded as critical to the long and short-term success of the Company, in substantial part by offering compensation programs which provide attractive rewards for successful effort.

            To provide a reasonable level of base compensation to senior executives.

            To create a mutuality of interest between executive officers of the Company and shareholders through long-term compensation structures, particularly stock option programs, so that executive officers share the risks and rewards of strategic decision making and its effect on shareholder value.

      The Compensation Committee has recommended, and the Board of Directors has determined, to take appropriate action to comply with the provisions of Section 162(m) of the Internal Revenue Code so that executive compensation will be deductible as an expense to the fullest extent allowable.

      The Company's executive compensation program consists of two key elements:
(i) an annual component consisting of base salary and (ii) a long-term component, principally stock options.

      Annual Base Compensation

      The Compensation Committee recommends annual salary levels for each of the Named Executives, and for other senior executives of the Company, to the Board of Directors. The recommendations of the Compensation Committee for base salary levels for senior executives of the Company are determined annually, in part, by evaluating the responsibilities of the position and examining market compensation levels and trends for similar positions in the marketplace. Additional factors which the Compensation Committee considers in recommending annual adjustments to base salaries include: results of operation of the Company, sales, shareholder returns, and the experience, work-performance, leadership and team building skills of each executive. The Company receives information from the Chief Executive Officer with regard to these matters. While each of these factors is considered in relatively equal weight, the Compensation Committee does not utilize performance matrices or measured weightings in its review. Each year, the Compensation Committee conducts a structured review of base compensation of senior executives with input from the Chief Executive Officer.

      Long-Term Component - Stock Options

      The long-term component of compensation provided to executives of the Company has been in the form of stock options. The Compensation Committee has recommended to the Board of Directors that a significant portion of the total compensation to executives be in the form of incentive stock options. Stock options are granted with an exercise price equal to or greater than the fair market value of the Company's Common Stock on the date of the grant. Stock options are exercisable between one and ten years from the date granted. Such stock options provide incentive for the creation of shareholder value over the long-term since the full benefit of the compensation package for an executive cannot be realized unless an appreciation in the price of the Company's Common Stock occurs over a specified number of years.

      The magnitude of the stock option awards are determined annually by the Compensation Committee and the Board of Directors. Generally, the number of options granted to an executive has been based on the relative salary level of the executive.

      On October 12, 2002, incentive stock options to purchase up to 14,285, 8,928, 5,952 and 5, 952 shares of the Company's Common Stock were granted to Messrs. Howard Schwan, Brent Anderson, Stephen M. Merrick and John Schwan, respectively, under the 2002 Stock Option Plan (the "2002 Plan"). In addition, on October 12, 2002, non-qualified stock options to purchase up to 2,926 shares of the Company's Common Stock were granted to each of Messrs. Stan Brown and Bret Tayne respectively, under the 2002 Stock Option Plan, and incentive stock options to purchase up to 5,000 shares of the Company's Common Stock were granted to Timothy Patterson under the 2002 Stock Option Plan on December 31, 2003.

      There were no other stock options granted to any of the Named Executives in 2001, 2002 or 2003.

      CEO Compensation

      The Compensation Committee utilizes the same standards and methods for recommending annual base compensation for the Chief Executive Officer of the Company as it does for other senior executive officers of the Company.

      In 1997, the Company entered into an Employment Agreement with Howard W. Schwan, President of the Company, providing that Mr. Schwan's base annual compensation would not be less than $135,000. During 2001, 2002 and 2003, upon the recommendation of the Compensation Committee, the base salary of Mr. Schwan was $150,000, $162,500 and $162,500 respectively. In 2001, 2002 and 2003, annual incentive compensation was paid to Mr. Schwan in the amounts of $5,000, $8,100 and $5,520, respectively.

      The Compensation Committee recommended that Mr. Schwan (and other senior executives of the Company), receive incentive stock options, consistent with observed market practices, so that a significant portion of his total compensation will be based upon, and consistent with, returns to shareholders. In 2002, Mr. Schwan was granted incentive stock options to purchase up to 14,285 shares of the Company's Common Stock.

Compensation Committee:
John H. Schwan,
Bret Tayne,
Stanley M. Brown, III

      Compensation Committee Interlocks and Insider Participation

      John H. Schwan, a member of the Compensation Committee, is Chairman of the Company. Mr. Schwan is an officer and owner of Packaging Systems, L.L.C., Shamrock Specialty Packaging and affiliated companies. The Company made purchases of packaging materials from these entities in the aggregate amounts of $118,011 and $273,910 during each of the years ended December 31, 2002 and December 31, 2003, respectively. John Schwan and Howard W. Schwan are brothers.

      Comparative Stock Price Performance Graph

      The following graph compares, for the period January 1, 1999 to December 31, 2003, the cumulative total return (assuming reinvestment of dividends) on the Company's Common Stock with (i) the NASDAQ Stock Market Index (U.S.) and
(ii) a peer group including S&P 500 Specialty Stores. The graph assumes an investment of $100 on January 1, 1999, in the Company's Common Stock and each of the other investment categories.

      The historical stock prices of the Company's Common Stock shown on the graph below are not necessarily indicative of future price performance. Per share value as of October 31, 1999, 2000, and December 31, 2001, 2002 and 2003 is based on the Common Stock's closing price as of such date.

                Total Return To Shareholders
                  (Includes reinvestment of dividends)

                                            ANNUAL RETURN PERCENTAGE
                                            Years Ending

      Company / Index                       Oct00     Dec00     Dec01     Dec02     Dec03
      CTI INDUSTRIES CORP                   -4.76    -46.67     75.00    325.85    -63.90
      NASDAQ U.S. INDEX                     13.06    -27.05    -20.63    -30.86     49.51
      S&P 500 SPECIALTY STORES              -4.69    -13.37     61.41    -11.11     34.66

                                           INDEXED RETURNS
                                  Base      Years Ending
                                 Period
      Company / Index             Oct99     Oct00     Dec00     Dec01     Dec02     Dec03
      CTI INDUSTRIES CORP          100      95.24     50.79     88.89    378.53    136.66
      NASDAQ U.S. INDEX            100     113.06     82.48     65.47     45.26     67.67
      S&P 500 SPECIALTY STORES     100      95.31     82.57    133.28    118.47    159.52

      Employment Agreements

      In June, 1997, the Company entered into an Employment Agreement with Howard W. Schwan as President, which provides for an annual salary of not less than $135,000. The term of the Agreement was through June 30, 2002 and is automatically renewed thereafter for successive one year terms. The Agreement contains covenants of Mr. Schwan with respect to the use of the Company's confidential information, establishes the Company's right to inventions created by Mr. Schwan during the term of his employment, and includes a covenant of Mr. Schwan not to compete with the Company for a period of three years after the date of termination of the Agreement.

      Director Compensation

      John Schwan was compensated in the amount of $76,500 in fiscal 2003 for his services as Chairman of the Board of Directors. Directors other than members of management received a fee of $1,000 for each Board meeting attended.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during calendar year 2003, all Section 16(a) filing requirements applicable to the officers, directors and ten-percent beneficial shareholders were complied with, except that Brent Anderson was late in filing one Form 4 for an aggregate of 8,750 shares.

Code of Ethics

      The Company has adopted a code of ethics that applies to its senior executive and financial officers. The Company's Code of Ethics seeks to promote
(i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,
(ii) full, fair, accurate, timely and understandable disclosure of information to the Commission, (iii) compliance with applicable governmental laws, rules and regulations, (iv) prompt internal reporting of violations of the Code to predesignated persons, and (v) accountability for adherence to the Code. A copy of the Company's Code of Ethics has been included as Exhibit B to this report.

Board of Directors Affiliations and Related Transactions

      Stephen M. Merrick, Executive Vice President and Secretary of the Company, is a principal of the law firm of Merrick & Klimek, P.C., which serves as general counsel of the Company. In addition, Mr. Merrick is a principal stockholder of the Company. Other principals of the firm of Merrick & Klimek, P.C. own less than 1% of the Company's outstanding Common Stock. Legal fees incurred from the firm of Merrick & Klimek, P.C. for the fiscal years ended December 31, 2003, 2002 and 2001 were $106,750, $102,245 and $121,305, respectively. Mr. Merrick is also an officer and director of Reliv International, Inc. (NASDAQ-RELV).

      John H. Schwan is an officer and owner of Packaging Systems, L.L.C., Shamrock Specialty Packaging and affiliated companies. The Company made purchases of packaging materials from these entities in the aggregate amounts of $118,011 and $273,910 during each of the years ended December 31, 2002 and December 31, 2003, respectively.

      In June, 1999, notes of the Company to Howard W. Schwan, John Schwan, and Stephen Merrick in the amount of, respectively, $50,000, $350,000 and $315,000, came due. On November 9, 1999, new notes in the same principal amounts were issued to Messrs. H. Schwan, J. Schwan and Merrick, in payment and replacement of the prior notes with maturity dates for each of November 9, 2001. As of that date, each payee under the Notes had executed a consent to extend the maturity of the Notes to March 1, 2004. In November, 1999, the June, 1997 warrants of Messrs. H. Schwan, J. Schwan and Merrick to purchase up to (respectively) 6,359, 44,515 and 40,063 shares of the Company's Common Stock at an exercise price of $7.86 per share were cancelled. At that time, new warrants to purchase up to 35,263, 246,840 and 222,157 shares of the Company's Common Stock at an exercise price of $1.418 per share were issued to Messrs. H. Schwan, J. Schwan and Merrick, respectively. Each of these warrants were exercised on June 3, 2002. The respective $50,000, $350,000 and $315,000 notes were cancelled and used as payment for the warrant shares.

      In July, 2001, the Company issued Warrants to purchase up to 79,364 shares of the Company's Common

Stock to John H. Schwan and 39,683 shares of the Company's Common Stock to Stephen M. Merrick. The warrants were issued in consideration of Mr. Schwan and Mr. Merrick guaranteeing and securing loans to the Company in the aggregate amount of approximately $1,600,000. The warrants are exercisable for a period of five years at a price of $1.50 per share.

      On December 12, 2002, Messrs. John Schwan, Howard Schwan and Stephen Merrick exercised warrants to purchase 24,572, 30,525 and 28,780 shares of the Company's Common Stock, respectively. In each instance, the warrant holder tendered shares of the Company's Common Stock on the date of exercise.

      During February, 2003, John H. Schwan loaned $930,000 to the Company and Stephen M. Merrick loaned $700,000 to the Company, in exchange for (i) two year promissory notes bearing interest at 9% per annum and (ii) five year warrants to purchase up to an aggregate of 163,000 shares of Common Stock of the Company at $4.87 per share, the market price of the Common Stock on the date of the Warrants. The proceeds of these loans were to (i) re-finance the loan of bank loan of CTI Mexico in the amount of $880,000 and (ii) to provide financing for CTI Mexico and Flexo Universal.

      During 2003, John H. Schwan loaned to the Company an additional aggregate amount of $795,024 . Such amount is due on demand and bears interest at the rate of 8% per annum.

      During 2003, John H. Schwan loaned to Flexo Universal the aggregate amount of $225,000 and Stephen M. Merrick loaned to Flexo Universal the sum of $25,000. These advances are reflected in notes and bear interest at the rate of 8% per annum. The notes are unsecured.

      On November 10, 1999, the Company entered into a Lease Agreement with Pepper Road, Inc., an Illinois corporation, to lease certain warehouse and office space located at 22222 North Pepper Road, Barrington, Illinois, the building and property immediately adjacent to the Company's manufacturing facilities at 22160 North Pepper Road, Barrington, Illinois. The lease has a 10 year term and provides for monthly rent payments of $15,500 ($186,000 annually), plus all utility charges associated with the property. John Schwan, Howard Schwan and Stephen M. Merrick are officers, directors, and the sole shareholders of Pepper Road, Inc. On July 6, 2004, the Lease Agreement between the Company and Pepper Road, Inc. terminated.

      The Company believes that each of the transactions set forth above were entered into, and any future related party transactions will be entered into, on terms as fair as those obtainable from independent third parties. All related party transactions must be approved by a majority of disinterested directors and subject to review in the context of the Company's Code of Ethics.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE SEVEN NOMINEES FOR DIRECTOR NAMED IN PROPOSAL NO. 1.

PROPOSAL TWO - APPROVAL OF THE ISSUANCE OF 1,400,375 ADDITIONAL SHARES OF THE CORPORATION'S COMMON STOCK IN CONNECTION WITH A STANDBY EQUITY DISTRIBUTION AGREEMENT BETWEEN THE CORPORATION AND CORNELL CAPITAL PARTNERS, L.P.

Summary

      On July 1, 2004, the Company entered into an Standby Equity Distribution Agreement with Cornell Capital Partners, L.P. (the "SEDA"). Pursuant to the SEDA, the Company may, at its sole discretion, periodically sell to Cornell Capital Partners shares of common stock for a total purchase price of up to $5 million. For each share of common stock purchased under the SEDA, Cornell Capital Partners will pay 100% of the volume weighted average price of the Company's common stock on the NASDAQ SmallCap Stock Market (or other principal market on which the Company's common stock is traded) for the five days immediately following the notice date for the advance. Cornell Capital Partners is a private limited partnership whose business operations are conducted through and whose investment decisions are made by its general partner, Yorkville Advisors, L.L.C. The effectiveness of the sale of the shares under the SEDA is conditioned upon the Company registering the shares of common stock with the Securities and Exchange Commission, which registration has yet to occur. The costs associated with this registration will be borne by the Company. There are no other significant closing conditions to draws under the equity line.

Standby Equity Line Explained

      Pursuant to the SEDA, the Company may periodically sell shares of common stock to Cornell Capital Partners to raise capital to fund CTI's working capital needs. The periodic sale of shares is known as an advance. The Company may make a written request for an advance from Cornell every seven trading days. A closing will be held six trading days after such written notice at which time CTI will deliver shares of common stock and Cornell Capital Partners will pay the advance amount. There are no closing conditions for any of the draws other than the written notice and associated correspondence. The Company is limited, however, on its ability to request advances under the SEDA based on the number of shares it has registered on its registration statement, the number of shares CTI has authorized and the market price of CTI Industries Corporation's Common Stock. For example, at an assumed marketing price of $2.50, the Company would only be able to draw net proceeds of $4,375,000 under the SEDA with all of the 1,750,000 shares CTI is planning to register.

      The Company may request advances under the SEDA once the underlying shares are registered with the Securities and Exchange Commission. Thereafter, CTI may continue to request advances until Cornell Capital Partners has advanced $5 million or 24 months after the effective date of the registration statement, whichever occurs first.

      The amount of each advance is subject to a maximum amount of $100,000, and CTI may not submit an advance within seven trading days of a prior advance. Advances totaling more than $400,000 may not be requested in any 30 day period. The amount available under the SEDA is not dependent on the price or volume of the Company's common stock. The Company's ability to request advances is otherwise only conditioned upon its registering the shares of common stock with the Securities and Exchange Commission. In addition, the Company may not request advances if the shares to be issued in connection with such advances would result in Cornell Capital Partners owning more than 9.9% of CTI's outstanding common stock. Cornell Capital Partners' beneficial ownership of CTI common stock is presently less than 1%.

      The Company does not have any agreements with Cornell Capital Partners regarding the distribution of stock it will purchase from the Company under the SEDA.

      The Company cannot predict the actual number of shares of common stock that will be issued pursuant to the SEDA, in part, because the purchase price of the shares will fluctuate based on prevailing market conditions and the Company has not determined the total amount of advances it intends to draw. Nonetheless, the Company can estimate the number of shares of its common stock that will be issued using certain assumptions. Assuming the Company issued the number of shares of common stock it intends to register at a recent price of $2.50 per share, the Company would issue 1,750,000 shares of its common stock to Cornell Capital Partners for gross proceeds of $4,375,000. These shares would represent approximately 47% of CTI's total outstanding common stock upon issuance.

      There is an inverse relationship between the Company's stock price and the number of shares to be issued under the SEDA. That is, as the Company's stock price declines, it would be required to issue a greater number of shares under the SEDA for a given advance. This inverse relationship is demonstrated by the following table, which shows the number of shares to be issued under the SEDA at a recent price of $3.50 per share and $3.00, $2.50 and $2.25 per share.

Purchase Price             $     3.50    $     3.00    $     2.50    $     2.25
No. of Shares (1)           1,428,571     1,666,666     1,750,000     1,750,000
Total Outstanding (2)       3,402,671     3,640,766     3,724,100     3,724,100
Percent Outstanding(3)             42%         45.8%           47%           47%
Net Cash to CTI:           $5,000,000    $5,000,000    $4,375,000    $3,937,500

(1) Represents the number of shares of common stock to be issued to Cornell Capital Partners, L.P. under the SEDA at the prices set forth in the table

(2) Represents the total number of shares of common stock outstanding after the issuance of the shares to Cornell Capital Partners, L.P. under the SEDA and the shares issued to them as a commitment fee.

(3) Represents the shares of common stock to be issued as a percentage of the total number shares outstanding.

      Proceeds used under the SEDA will be used for general corporate purposes. The Company cannot predict the total amount of proceeds to be raised in this transaction because it has not determined the total amount of the advances it intends to or may draw.

      The Company expects to incur expenses of approximately $55,000 in connection with the registration of the shares, consisting primarily of professional fees. In connection with the SEDA, Cornell Capital Partners has received a commitment fee in the form of Fourteen Thousand One Hundred Sixty-Two (14,162) shares of CTI common stock on July 1, 2004 and will receive an additional commitment fee of Fifty Thousand Dollars ($50,000) worth of CTI common stock (approximately Twenty Thousand (20,000) shares) upon the registration of the shares under the SEDA (based on a value of $2.50 per share). Newbridge Securities Corporation, the Company's placement agent for the shares, received Three Thousand-Five- Hundred (3,500) shares of the Company's Common Stock. Further, under the SEDA, the Company has agreed to pay Cornell Capital Partners' legal fees in the transaction of Fifteen Thousand Dollars ($15,000), which fee has been included in the Company's estimate of expenses above, as well as a 5% commitment fee for the value of each draw by the Company under the SEDA.

      Rule 4350 (i)(1)(D) of the National Association of Securities Dealers rules of Corporate Governance (a rule to which the Company is subject) provides that approval of a majority of shareholders voting in person or by proxy is required in all circumstances where a transaction involving the sale, issuance or potential issuance of 20% or more of the total number of outstanding shares of a corporation's voting stock is proposed to take place. Thus, shareholder approval of the issuance of more than Three Hundred Eighty Seven Thousand, Two Hundred Eighty-Seven (387,287) shares of the Company's Common Stock under the SEDA is being sought in this Proposal 2 because the maximum number of shares of the Company's Common Stock that is potentially issuable thereunder (1,787,662) exceeds 20% of the total number issued and outstanding shares of Common Stock (1,936,438) of the Company prior to any transaction or stock issuance made in connection with the SEDA. The Company's Board of Directors has determined that the twofold potential increase in the Company's operating capital and shareholder liquidity that it believes would likely result from advances under the SEDA would be a benefit that would far outweigh the transactional costs associated with the SEDA's implementation.

      If this Proposal 2 to this Proxy Statement is not approved by a majority of the Company's shareholders, voting either in person or by proxy, the Company will not be able to avail itself of advances from the issuance of more than Three Hundred Forty-Nine Thousand Six Hundred Twenty-Five (349,625) shares of its Common Stock to Cornell Capital Partners, LP under the SEDA. In the event of non-approval, neither the Company's initial payment of 14,162 shares of its Common Stock and $15,000 (in reimbursed legal costs) to Cornell Capital Partners, LP will be recoverable, nor will the 3,500 shares of Common Stock the Company has paid to Newbridge Securities Corporation, nor the approximate additional $40,000 in legal and accounting fees incurred by the Company in connection with the preparation of a registration statement for the SEDA shares be recoverable. The Company would also remain obligated to remit the additional $50,000 of shares of the Company's Common Stock to Cornell Capital Partners, LP if any of the shares under the SEDA are registered with the Securities and Exchange Commission. The Company presently intends to register for issuance up to 387,287 shares of Common Stock under the SEDA even if shareholder approval is not obtained for this Proposal 2.

      A true and correct copy of the Company's SEDA Agreement with Cornell Capital Partners, LP is attached to this Proxy as Exhibit C.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE ISSUANCE OF 1,400,375 ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK UNDER THE SEDA.

PROPOSAL THREE - SELECTION OF AUDITORS

EISNER, LLP

      Effective July 22, 2003, CTI Industries Corporation (the "Registrant") engaged Eisner, LLP as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending December 31, 2003. Eisner, LLP replaced McGladrey & Pullen, LLP, which had previously been engaged for the same purpose, and whose dismissal was effective July 22, 2003. The decision to change the Registrant's principal accountants was approved by the Registrant's Board of Directors on July 22, 2003.

      The reports of McGladrey & Pullen, LLP, on the Registrant's financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      Effective July 24, 2002, the Company engaged McGladrey & Pullen, LLP as the Registrant's principal accountants to audit the Company's financial statements for the year ending December 31, 2002. McGladrey & Pullen, LLP replaced Grant Thornton, LLP, which had previously been engaged for the same purpose, and whose dismissal was effective July 24, 2002. The decision to change the Company's principal accountants was approved by the Company's Audit Committee and Board of Directors on July 24, 2002.

      During the Company's fiscal year ended December 31, 2002 and in the subsequent interim period through March 31, 2003, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

      McGladrey & Pullen, LLP has not informed the Company of any reportable events during the Company's fiscal year ended December 31, 2002 or in the subsequent interim period ending March 31, 2003.

      The reports of Grant Thornton LLP, on the Company's financial statements for the prior two fiscal years ended December 31, 2000, and December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Company's fiscal years ended December 31, 2000, and December 31, 2001, and in the subsequent interim periods through July 24, 2002, there were no disagreements with Grant Thornton, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

      Grant Thornton, LLP has not informed the Company of any reportable events during the Company's two fiscal years ended December 31, 2000 and 2001 and in subsequent interim periods through July 24, 2002.

Fees Billed By Independent Public Accountants

      The following table sets forth the aggregate amount of audit fees and all other fees billed or expected to be billed by Eisner, LLP, the Company's principal auditor, for the year ended December 31, 2003:

                                                            Amount
                                                            ------

            Audit fees (1)                                 $ 98,500
            Other audit related fees (2)                   $ 15,000
            All other fees(3)                              $ 15,000
                                                           --------

            Total fees                                     $128,500
                                                           ========

(1) Includes the annual financial statement audit and limited quarterly reviews and expenses.

(2) Includes fees and expenses for other audit related activity provided by Eisner, LLP.

(3) Primarily represents tax services, which include preparation of tax returns and other tax consulting services.

      Eisner, LLP became the Company's principal auditor in July, 2003, replacing the Company's principal auditor for the fiscal year ended December 31, 2002, McGladrey & Pullen, LLP. Consequently, Eisner, LLP billed no fees to the Company in 2002.

      The audit-related fees charged to the Company by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) for the fiscal year ended December 31, 2002 and in 2003 were as follows:

                                                  2002         2003
                                                 Amount       Amount
                                                 ------       ------

            Audit fees (1)                      $301,000     $84,200
            Other audit related fees (2)        $  8,900     $     0
            All other fees (3)                  $ 19,100     $     0
                                                --------     -------

            Total fees                          $329,000     $84,200
                                                ========     =======

----------
                       (footnotes continued on next page)

(1) Includes the annual financial statement audit and limited quarterly reviews and expenses.

(2) Includes fees and expenses for other audit related activity provided by McGladrey & Pullen, LLP.

(3) Primarily represents tax services provided by RSM McGladrey, Inc. which include preparation of tax returns and other tax consulting services.

      The Board of Directors have selected and approved Eisner, LLP as the principal independent auditor to audit the financial statements of the Company for 2004, subject to ratification by the shareholders. It is expected that a representative of the firm of Eisner, LLP will be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" SUCH RATIFICATION.

Stockholder Proposals for 2005 Proxy Statement

      Proposals by shareholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 2005 Annual Meeting of Stockholders, which is tentatively scheduled to be held on July 31, 2005 should be addressed to the Secretary, CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010, and must be received at such address no later than December 31, 2004. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

Other Matters to Be Acted Upon at the Meeting

      The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS

Dated: August 13, 2004
                                          --------------------------------------
                                          Stephen M. Merrick, Secretary

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                          OF CTI INDUSTRIES CORPORATION

1.    Organization

      There shall be a committee of the Board of Directors of CTI Industries Corporation (the "Corporation") to be known as the Audit Committee. This charter (the "Charter") shall govern the operations of the Audit Committee. The Committee shall review and reassess the adequacy of this Charter at least annually, and shall submit any revisions to this Charter to the Board of Directors for their approval. The Audit Committee shall be composed of at least three directors who are independent of the management of the Corporation. A director shall be deemed independent if he is free of any relationship that, in the opinion of the Board of Directors, would interfere with exercise of independent judgment as a Committee member. To ensure that an audit committee member satisfies the definition of "independent" according to both Item 7(d) (3)
(iv) of Schedule 14A under the Securities Exchange Act and NASDAQ's SmallCap Marketplace Rules, an Audit Committee member may not:

o have been employed by the Corporation or its affiliates in the current or past three years;

o have accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

o have an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

o have been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

o have been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

In addition, the Corporation shall have one member who is designated and meets the requirements of an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K of the Exchange Act. An "audit committee financial expert" shall possess all of the following five attributes:

o An understanding of generally accepted accounting principles ("GAAP") and financial statements;

o The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

o Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements, or experience actively supervising one or more persons engaged in such activities;

o An understanding of internal controls and procedures for financial reporting; and

o     An understanding of audit committee functions.

      The foregoing attributes must have been acquired by the audit committee financial expert through one or more of the following means:

      (1) Education and experience as a public accountant or a principal financial officer, controller or principal accounting office of a company, or experience in one or more positions involving the performance of similar functions;

      (2)   Experience actively supervising any of the persons referred to in
            (1) above;

      (3) Experience in overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

      (4)   other relevant experience.

All Audit Committee members shall be able to read and understand fundamental financial statements, including but not limited to balance sheets, income statements and cash flow statements.

2.    Statement of Policy

      The Audit Committee shall provide assistance to the Corporation's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting and financial reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and counsel or other experts for this purpose.

3.    Responsibilities and Processes

      The primary responsibility of the Audit Committee is to oversee the Corporation's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all applicable requirements and are of the highest quality.

      In carrying out these responsibilities, the Audit Committee will:

      3.1 Provide an open avenue of communication between the independent auditor, the internal auditor, management and the Board of Directors. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee.

      3.2 Meet at least one time per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

      3.3 Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the corporation, and approve the compensation of the independent auditors. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

      3.4 Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditor.

      3.5 Confirm and assure the independence of the independent auditors. The Audit Committee has the responsibility for ensuring its receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Corporation. The Audit Committee also has the responsibility for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectively and independence of the independent auditor and for taking, or recommending that the full Board take appropriate action to oversee the independence of the independent auditors.

      3.6 Meet with the independent auditors and internal auditors to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent or internal auditors.

      3.7 Review with the independent auditors and the internal auditor(s) the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee should also review with the independent and internal auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

      3.8 Inquire of management, the internal auditor(s), and the independent auditors about significant business risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

      3.9 Review with management, the independent auditors and the internal auditor(s) the interim financial report prior to the filing of the quarterly report on Form 10-Q. The Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

      3.10 The Audit Committee shall review with management, the independent auditors and the internal auditor(s) the financial statements to be included in the Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

      3.11 Review with the Board of Directors and the independent auditors at the completion of the annual examination:

            (a) The Corporation's annual financial statements and related footnotes;

            (b) The independent auditor's audit of the financial statements and his report thereon;

            (c) Any significant changes required in the independent auditor's audit plan;

            (d) Any serious difficulties or disputes with management encountered during the course of the audit; and

            (e) Other matters relating to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditor standards.

      3.12 Consider and review with management and the internal auditor(s):

            (a) Significant findings during the year and management's responses thereto;

            (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

            (c) Any changes required in the planned scope of their audit plan;

            (d) The internal auditing department budget and staffing; and

            (e) Internal auditing's compliance with appropriate accounting standards.

      3.13 Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee with and without members of management present to discuss results of examinations. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditor personnel, and the cooperation that the independent auditors received during the course of the audit.

      3.14 Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

      3.15 Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

      3.16 Investigate any matter brought to its attention within the scope of its duties.

      3.17 Report Committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

      3.18 The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

Effective this 8th day of April, 2004, by order of this Corporation's Board of Directors.

                                                /s/ Stephen M. Merrick
                                                --------------------------------
                                                Stephen M. Merrick, Secretary

                                    EXHIBIT B

                           CTI INDUSTRIES CORPORATION

                                 Code of Ethics
                   for Senior Executive and Financial Officers

I.    General

      The policy of CTI Industries Corporation (the "Company") is to comply strictly with all laws governing its operations and to conduct its affairs in keeping with the highest moral, legal and ethical standards. Senior executive and financial officers hold an important and elevated role in maintaining a commitment to (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in the Company's public communications, and (iii) compliance with applicable governmental rules and regulations. Accordingly, the Company has adopted this Code of Ethics for its Chief Executive Officer, Chief Financial Officer, Controller and any other senior executive or financial officers performing similar functions and so designated from time to time by the Chief Executive Officer (the "Senior Executive and Financial Officers"). This Code of Ethics shall be approved annually by the Audit Committee of the Board of Directors (the "Committee") and disbursed to the public by means of one of the methods described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC").

II.   Honest and Ethical Conduct

      Senior Executive and Financial Officers are expected to exhibit and promote the highest standards of honest and ethical conduct, by, among other things, their adherence to the following policies and procedures:

      o Senior Executive and Financial Officers shall engage in only honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

      o Senior Executive and Financial Officers shall inform the Company's Corporate Counsel or, in his absence, the Chairman of the Committee of (a) deviations in practice from policies and procedures governing honest and ethical behavior or (b) any material transaction or relationship that could reasonably be expected to create a conflict of interest.

      o Senior Executive and Financial Officers shall demonstrate personal support for the policies and procedures set forth in this Code of Ethics through periodic communications reinforcing these principles and standards throughout the Company.

      o Senior Executive and Financial Officers shall respect the confidentiality of information acquired in performance of one's responsibilities and shall not use confidential information for personal advantage.

III.  Financial Records and Periodic Reports

      The Company is committed to full, fair, accurate, timely and understandable disclosures in reports and documents that it files with, or submits to, the SEC and in other public communications made by the Company. In support of this commitment, the Company has, among other measures, (a) designed and implemented disclosure controls and procedures (within the meaning of applicable SEC rules) and (b) required the maintenance of accurate and complete records, the prohibition of false, misleading or artificial entries on its books and records, and the full and complete documentation and recording of transactions in the Company's accounting records. In addition to performing their duties and responsibilities under these requirements, each of the Senior Executive and Financial Officers will establish and manage the Company's reporting systems and procedures with due care and diligence to ensure that:

      o Reports filed with or submitted to the SEC and other public communications contain information that is full, fair, accurate, timely and understandable and do not misrepresent or omit material facts.

      o Business transactions are properly authorized and completely and accurately recorded in all material respects on the Company's books and records in accordance with generally accepted accounting principles and the Company's established financial policies.

      o Retention or disposal of Company records is in accordance with established Company policies and applicable legal and regulatory requirements.

IV.   Compliance with Applicable Laws, Rules and Regulations

      The policy of the Company is to comply strictly with all laws governing its operations and to conduct its affairs in keeping with the highest moral, legal and ethical standards. Accordingly, the Senior Executive and Financial Officers will comply with all applicable governmental laws, rules and regulations, and will establish and maintain mechanisms to:

      o Monitor compliance of the Company's finance organization and other key employees with all applicable federal, state and local statutes, rules, regulations and administrative procedures.

      o Identify, report and correct any detected deviations from applicable federal, state and local statutes, rules, regulations and administrative procedures.

V.    Compliance with Code of Ethics

      The Senior Executive and Financial Officers shall acknowledge and certify their ongoing compliance with this Code of Ethics annually and provide a copy of such certification to the Committee. This Code of Ethics will be published and made available to all employees, and any employee should promptly report any violation of this Code of Ethics to the General Counsel or, in his or her absence, the Chairman of the Committee. The Board of Directors shall take appropriate action with respect tot he failure of any Senior Executive or Financial Officer to comply with this Code of Ethics, which may include reprimand, demotion or dismissal, depending on the seriousness of the offense.

Adopted:   April, 2004

                                    EXHIBIT C

                      STANDBY EQUITY DISTRIBUTION AGREEMENT

      AGREEMENT dated as of the 1st day of June 2004 (the "Agreement") between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and CTI INDUSTRIES CORPORATION a corporation organized and existing under the laws of the State of Illinois (the "Company").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Five Million Dollars ($5,000,000) of the Company's common stock, no par value per share (the "Common Stock"); and

      WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

      WHEREAS, the Company has engaged Newbridge Securities Corp., to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement").

      NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I.
                               Certain Definitions

      Section 1.1. "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

      Section 1.2. "Advance Date" shall mean the date Butler Gonzalez LLP Escrow Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Investor's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and Butler Gonzalez LLP can release the free trading shares to the Investor. The Advance Date shall be the first (1st) Trading Day after expiration of the applicable Pricing Period for each Advance.

      Section 1.3. "Advance Notice" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

      Section 1.4. "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than seven (7) Trading Days after the prior Advance Notice Date.

      Section 1.5. "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

      Section 1.6. "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

      Section 1.7. "Commitment Amount" shall mean the aggregate amount of up to Five Million Dollars ($5,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

      Section 1.8. "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Five Million Dollars ($5,000,000), (y) the date this Agreement is terminated pursuant to
Section 2.5, or (z) the date occurring twenty-four (24) months after the Effective Date.

      Section 1.9. "Common Stock" shall mean the Company's common stock, no par value per share.

      Section 1.10. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

      Section 1.11. "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

      Section 1.12. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

      Section 1.13. "Escrow Agreement" shall mean the escrow agreement among the Company, the Investor, and Butler Gonzalez LLP dated the date hereof.

      Section 1.14. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Section 1.15. "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

      Section 1.16. "Market Price" shall mean the lowest daily VWAP of the Common Stock during the Pricing Period.

      Section 1.17. "Maximum Advance Amount" shall be One Hundred Thousand Dollars ($100,000) per Advance Notice up to a maximum of Four Hundred Thousand Dollars ($400,000), in the aggregate, in any thirty-day (30) calendar period.

      Section 1.18 "NASD" shall mean the National Association of Securities Dealers, Inc.

      Section 1.19 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Section 1.20 "Placement Agent" shall mean Newbridge Securities Corporation a registered broker-dealer.

      Section 1.21 "Pricing Period" shall mean the five (5) consecutive Trading Days after the Advance Notice Date.

      Section 1.22 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

      Section 1.23 "Purchase Price" shall be set at one hundred percent (100%) of the Market Price during the Pricing Period.

      Section 1.24 "Registrable Securities" shall mean the shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

      Section 1.25 "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

      Section 1.26 "Registration Statement" shall mean a registration statement on Form S-1 or S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

      Section 1.27 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.28 "SEC" shall mean the Securities and Exchange Commission.

      Section 1.29 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.30 "SEC Documents" shall mean Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

      Section 1.31 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

      Section 1.32 "VWAP" shall mean the volume weighted average price of the Company's Common Stock as quoted by Bloomberg, LP.

                                   ARTICLE II.
                                    Advances

      Section 2.1. Investments.

            (a) Advances. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

      Section 2.2. Mechanics.

            (a) Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice, shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor. There will be a minimum of seven (7) Trading Days between each Advance Notice Date.

            (b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

            (c) Pre-Closing Share Credit. Within two (2) business days after the Advance Notice Date, the Company shall credit shares of the Company's Common Stock to the balance account of Butler Gonzalez LLP (the "Escrow Agent" and/or "Investor's Counsel") with The Depository Trust Company through its Deposit Withdrawal At Custodian system, in an amount equal to the amount of the requested Advance divided by the closing Bid Price of the Company's Common Stock as of the Advance Notice Date multiplied by one point one (1.1). Any adjustments to the number of shares to be delivered to the Investor at the Closing as a result of fluctuations in the closing Bid Price of the Company's Common Stock shall be made as of the date of the Closing. Any excess shares shall be credited to the next Advance. In no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

            (d) Hardship. In the event the Investor sells the Company's Common Stock pursuant to subsection (c) above and the Company fails to perform its obligations as mandated in Section 2.5 and 2.2 (c), and specifically fails to provide the Investor with the shares of Common Stock for the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

      Section 2.3. Closings. On each Advance Date, which shall be the first
(1st) Trading Day after expiration of the applicable Pricing Period for each Advance, (i) the Company shall deliver to the Investor's Counsel, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement, subject to adjustment for shares previously delivered with respect to such Advance pursuant to Section 2.2(c) herein and (ii) the Investor shall deliver to the Investor's Counsel the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Investor's Counsel all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor and the Investor's counsel in accordance with

Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

      Section 2.4. Termination of Investment. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty
(50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, and (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC..

      Section 2.5. Agreement to Advance Funds.

            (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

                  (i) the execution and delivery by the Company, and the Investor, of this Agreement, and the Exhibits hereto;

                  (ii) Investor's Counsel shall have received the shares of Common Stock applicable to the Advance in accordance with Section 2.2(c) hereof;

                  (iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

                  (iv) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

                  (v) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

                  (vi) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3;

                  (vii) the conditions set forth in Section 7.2 shall have been satisfied; and

                  (viii) The Company's transfer agent shall be DWAC eligible.

            (b) In the event that the Investor shall fail to advance and pay funds to the Company as provided in this Agreement, the Company shall provide the Investor written notice of such failure, of which receipt shall be confirmed by the sending party by providing a confirmation of successful facsimile transmission, in the event such failure to perform is not cured within ten (10) business days from the receipt of such notice from the Company the Investor shall be liable to the Company for (i) the amount of the Advance it is obligated to make together with interest thereon at a rate of three percent (3%) in excess of Prime Rate (as set forth in the Midwest Edition of the Wall Street Journal,
(ii) any and all reasonable losses or damage incurred by the Company as a result of the Investor to timely advance funds to the Company as provided herein, and
(iii) all reasonable costs and expenses which the Company has incurred in their effort to collect from the Investor the amount of such Advance and any damages, including without limitation, a reasonable sum for its attorney's fees.

      Section 2.6. Lock Up Period.

                  During the Commitment Period, the Company shall not, without thirty (30) calendar days advance written notice to the Investor, of which receipt shall be confirmed by the sending party by providing a confirmation of successful facsimile transmission, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance, except for shares of the Company's Common Stock which are purchased upon exercise of options or warrants or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

                                  ARTICLE III.
                   Representations and Warranties of Investor

      Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance
Date:

      Section 3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

      Section 3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

      Section 3.3. No Legal Advice From the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

      Section 3.4. Investment Purpose. The securities are being purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

      Section 3.5. Accredited Investor. The Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

      Section 3.6. Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

      Section 3.7. Receipt of Documents. The Investor and its counsel has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-K for the year ended year ended December 31, 2003 and Form 10-Q for the periods ended March 31, 2004; and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

      Section 3.8. Registration Rights Agreement and Escrow Agreement. The parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

      Section 3.9. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

      Section 3.10. Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act). Neither the Investor nor its Affiliates has an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor may sell the Shares to be issued to the Investor pursuant to the Advance Notice, even if the Shares have not been delivered to the Investor.

                                   ARTICLE IV.
                  Representations and Warranties of the Company

      Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

      Section 4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

      Section 4.2. Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent

Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The Company acknowledges that the Investor would not enter into this Agreement without the participation of Stephen Merrick and his ability to execute the Business Plan and the operational plans of the Company.

      Section 4.3. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 5,000,000 shares of Common Stock, no par value per share and 2,000,000 shares of Preferred Stock, no par value per share of which 1,918,420 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

      Section 4.4. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

      Section 4.5. SEC Documents; Financial Statements. Since March 31, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act. The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Section 4.6. 10b-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

      Section 4.7. No Default. Except as disclosed in the SEC Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

      Section 4.8. Absence of Events of Default. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

      Section 4.9. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

      Section 4.10. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

      Section 4.11. Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

      Section 4.12. Title. Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      Section 4.13. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

      Section 4.14. Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

      Section 4.15. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      Section 4.16. No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

      Section 4.17. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

      Section 4.18. Subsidiaries. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

      Section 4.19. Tax Status. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

      Section 4.20. Certain Transactions. Except as set forth in the SEC Documents none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      Section 4.21. Fees and Rights of First Refusal. Except as set forth in the SEC Documents, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

      Section 4.22. Use of Proceeds. The Company represents that the net proceeds from this offering will be used for general corporate purposes as detailed in Schedule 4.22 attached hereto. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability. All uses of the net proceeds from this offering will shall be approved by Stephen Merrick prior to disbursement. All capital expenditures shall not be made without the prior written approval of Stephen Merrick.

      Section 4.23. Further Representation and Warranties of the Company. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use commercially reasonable efforts to maintain the listing of its Common Stock on the Principal Market

      Section 4.24. Opinion of Counsel. Investor shall receive an opinion letter from Merrick & Klimek, counsel to the Company on the date hereof.

      Section 4.25. Opinion of Counsel. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

      Section 4.26. Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                   ARTICLE V.
                                 Indemnification

      The Investor and the Company represent to the other the following with respect to itself:

      Section 5.1. Indemnification.

            (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the

"Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

            (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                                   ARTICLE VI.
                            Covenants of the Company

      Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

      Section 6.2. Listing of Common Stock. The Company shall use commercially reasonable efforts to maintain the Common Stock's authorization for quotation on the National Association of Securities Dealers Inc's NASDAQ-Small Cap Market.

      Section 6.3. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

      Section 6.4. Transfer Agent Instructions. Not later than two (2) business days after each Advance Notice Date and prior to each Closing and the effectiveness of the Registration Statement and resale of the Common Stock by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

      Section 6.5. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

      Section 6.6. Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

      Section 6.7. Expectations Regarding Advance Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

      Section 6.8. Restriction on Sale of Capital Stock. During the Commitment Period, the Company shall not, without thirty (30) calendar days advance written notice to the Investor, of which receipt shall be confirmed by the sending party by providing a confirmation of successful facsimile transmission, issue or sell
(i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, except for shares of the Company's Common Stock which are purchased upon exercise of options or warrants, or (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8.

      Section 6.9. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

      Section 6.10. Issuance of the Company's Common Stock. The sale of the shares of Common Stock to the Investor herein shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

      Section 6.11 Business Plan and Operations. Within twenty (20) calendar from the date hereof the Company shall deliver to the Investor a business plan detailing the operations of the Company for a five (5) year period (the "Business Plan"). The Business Plan shall include but not be limited to (i) detailed projections including an income statement, cash flow, balance sheet, and capital expenditures and (ii) a narrative description of (A) the businesses and product lines in which the Company will engage, (B) a detailed description of the initiatives to be undertaken by the Company to implement the business plan and the steps to be taken and (C) a description of the financial controls employed to manage funds as well as a a summary of all officers, directors, and employees and a description of their roles and responsibilities including Stephen Merrick.

                                  ARTICLE VII.
                Conditions for Advance and Conditions to Closing

      Section 7.1. Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

            (a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects.

            (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

      Section 7.2. Conditions Precedent to the Right of the Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

            (a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

            (b) Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

            (c) Fundamental Changes. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

            (d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

            (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            (f) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

            (g) Maximum Advance Amount. The amount of the Advances requested by the Company in any thirty (30) day period shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

            (h) No Knowledge. The Company has no knowledge of any event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

            (i) Prior Approval. The Company shall have obtained all approvals necessary under the rules and regulations under the Listing Qualifications of the Market Place Rules established and maintained by the National Association of Securities Dealers, Inc., for the issuance of the shares of Common Stock to the Investor pursuant to Advances under this Agreement.

            (j) Other. On each Condition Satisfaction Date, the Investor shall have received the certificate executed by an officer of the Company in the form of Exhibit A attached hereto.

                                  ARTICLE VIII.
         Due Diligence Review; Non-Disclosure of Non-Public Information

      Section 8.1. Due Diligence Review. Prior to the filing of the Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

      Section 8.2. Non-Disclosure of Non-Public Information.

            (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

            (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX.
                           Choice of Law/Jurisdiction

      Section 9.1. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

                                   ARTICLE X.
                             Assignment; Termination

      Section 10.1. Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

      Section 10.2. Termination. The obligations of the Investor to make Advances under Article II hereof shall terminate twenty-four (24) months after the Effective Date.

                                   ARTICLE XI.
                                     Notices

      Section 11.1. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:             CTI Industries Corporation
                                   22160 N. Pepper Road
                                   Barrington, IL 60010
                                   Attention:  Stephen M. Merrick
                                   Telephone:  (847) 382-1000
                                   Facsimile:  (847) 382-1219

With a copy to:                    Merrick & Klimek
                                   33 N. LaSalle Street
                                   Chicago, IL 60602
                                   Attention:  John M. Klimek, Esq.
                                   Telephone:  (312) 284-1520
                                   Facsimile:  (312) 284-1521

If to the Investor(s):             Cornell Capital Partners, LP
                                   101 Hudson Street -Suite 3700
                                   Jersey City, NJ 07302
                                   Attention:  Mark Angelo
                                               Portfolio Manager
                                   Telephone:  (201) 985-8300
                                   Facsimile:  (201) 985-8266

With a Copy to:                    Butler Gonzalez LLP
                                   1416 Morris Avenue  - Suite 207
                                   Union, NJ 07083
                                   Attention:  David Gonzalez, Esq.
                                   Telephone:  (908) 810-8588
                                   Facsimile:  (908) 810-0973

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                                  ARTICLE XII.
                                  Miscellaneous

      Section 12.1. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

      Section 12.2. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

      Section 12.3. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

      Section 12.4. Fees and Expenses. The Company hereby agrees to pay the following fees:

            (a) Legal Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that upon the execution of this Agreement the Company will pay Fifteen Thousand Dollars ($15,000) to Butler Gonzalez LLP for legal, administrative, and escrow fees. Subsequently on each advance date, the Company will pay Butler Gonzalez LLP, the sum of Five Hundred Dollars ($500) for legal, administrative and escrow fees directly out the proceeds of any Advances hereunder.

            (b) Commitment Fees.

                  (i) On each Advance Date the Company shall pay to the Investor, directly from the gross proceeds held in escrow, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

                  (ii) Furthermore upon the execution of the Agreement the Company shall issue to the Investor fourteen thousand six hundred eighty two (14,162) shares of the Company's Common Stock (the "First Tranche of Investor's Shares") and on the Effective Date of the Registration Statement filed pursuant to the Registration Rights Agreement dated the date hereof the Company shall issue to the Investor shares of the Company's common Stock in an amount equal to Fifty Thousand Dollars ($50,000) divided by the closing Bid Price of the Company's Common Stock on the NASDAQ Small-Cap Market as quoted by Bloomberg, LP on the ninetieth (90th) Trading Day following the date hereof ("Second Tranche of Investor's Shares" (collectively referred to as the "Investor's Shares").

                  (iii) Due Diligence Fee. Upon the submission of the due diligence package the Company shall pay to the Investor Two Thousand Five Hundred Dollars ($2,500) in order to defray the costs of due diligence (the "Due Diligence Fee"). The Due Diligence Fee shall be earned as of the date the due diligence package is submitted to the Investor.

                  (iv) Fully Earned. The First Tranche of Investor's Shares shall be deemed fully earned as of the date hereof and the Second Tranche of Investor's Shares shall be deemed fully earned on the date the registration statement filed pursuant to the Registration Rights Agreement dated the date hereof is declared effective by the SEC.

                  (iv) Registration Rights. The Investor's Shares will have "piggy-back" registration rights.

      Section 12.5. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

      Section 12.6. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                             COMPANY:
                                             CTI INDUSTRIES CORPORTION

                                             By:    /s/ Stephen M. Merrick
                                                    ----------------------------
                                             Name:  Stephen M. Merrick
                                             Title: Executive Vice President


                                             INVESTOR:
                                             CORNELL CAPITAL PARTNERS, LP

                                             By:    Yorkville Advisors, LLC
                                             Its:   General Partner

                                             By:    /s/ Mark Angelo
                                                    ----------------------------
                                             Name:  Mark Angelo
                                             Title: Portfolio Manager

                                    EXHIBIT A

                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE

                           CTI INDUSTRIES CORPORATION

      The undersigned, ____________________ hereby certifies, with respect to the sale of shares of Common Stock of CTI Industries Corporation (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

      1. The undersigned is the duly elected President of the Company.

      2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

      3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

      4. The Advance requested is _____________________.

      The undersigned has executed this Certificate this ____ day of
_________________.

                                              CTI INDUSTRIES CORPORATION

                                              By:
                                                 -------------------------------
                                              Name:
                                              Title: